FIRST AMENDMENT TO FUND PARTICIPATION AGREEMENT

THIS FIRST AMENDMENT TO FUND PARTICIPATION AGREEMENT is made as of this 31st day of August, 2007, by and among GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY (“GWL&A”), PIMCO VARIABLE INSURANCE TRUST (the “Trust”), PACIFIC INVESTMENT MANAGEMENT COMPANY LLC (the “Adviser”), ALLIANZ GLOBAL INVESTORS DISTRIBUTORS LLC (formerly known as PIMCO ADVISORS DISTRIBUTORS LLC) (the “Distributor), collectively the Parties, and FIRST GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY (“First GWL&A”). Capitalized terms not otherwise defined herein shall have the meaning ascribed to them in the Original Agreement (defined below).

RECITALS

WHEREAS, GWL&A, the Trust, the Adviser and the Distributor are parties to a Fund Participation Agreement dated March 1, 2004 covering COLI VUL-2 Series Account established 11/25/97 (the “Agreement”); and

WHEREAS, the Parties to the Agreement desire to add First GWL&A, a New York life insurance company, as a Party to the Agreement; and

WHEREAS, the Parties to the Agreement desire to add additional separate Accounts; and

WHEREAS, The Parties desire and agree to amend the Agreement by deleting in its entirety Schedule A of the Agreement and replacing it with the Schedule A attached hereto.

NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein, the Parties hereby amend the Agreement as follows:

1.

First GWL&A is hereby added as a Party to the Agreement. The Parties to the Agreement, including First GWL&A, agree that each representation, warranty, covenant, condition, obligation and other provision of the Agreement that is made by or applicable to GWL&A shall also be applicable to First GWL&A, with the following changes: (i) the First GWL&A Account was established under the insurance laws of the State of New York; (ii) references in Section 2.1 to certain Colorado laws shall be changed to Section 4240, et. seq., of New York Insurance Law for the purposes of the First GWL&A Account; (iii) references in Section 2.4 to certain Colorado insurance laws shall be to the insurance laws of the State of New York for the purposes of the First GWL&A Account; (iv) references in Section 12.5 to the Colorado Insurance Commissioner and Colorado Variable Life Regulations shall be changed to the New York Insurance Commissioner and New York Variable Life Regulations for the purposes of the First GWL&A Account. The rights and obligations of GWL&A and First GWL&A under the Agreement as amended hereby shall be several and not joint.

2.	All references to the “Account” now include the COLI VUL Series Account 4 (GWL&A).
3.	All references to the “First GWL&A Account” include the COLI VUL Series Account 2 (First GWL&A) and COLI VUL Series Account 4 (First GWL&A).
4.	Schedule A of the Agreement is hereby replaced in its entirety with Schedule A as attached and incorporated by reference to this Amendment.

[Intentionally Left Blank]

IN WITNESS WHEREOF, the Parties have executed this Amendment as of the 31st day of August, 2007.

GREAT-WEST LIFE AND ANNUITY INSURANCE COMPANY

By its authorized officer,

By: /s/ Ron Laeyendecker__________

Name: Ron Laeyendecker

Title: Senior Vice President

Date: 10/10/2007

FIRST GREAT-WEST LIFE AND ANNUITY INSURANCE COMPANY

By its authorized officer,

By: /s/ Robert K. Shaw____________

Name: Robert K. Shaw

Title: Senior Vice President

Date: 10/15/2007

PIMCO VARIABLE INSURANCE TRUST

By its authorized officer,

By: /s/ Jeffrey M. Sargent__________

Name: Jeffrey M. Sargent

Title: Senior Vice President

Date:

PACIFIC INVESTMENT MANAGEMENT COMPANY LLC

By its authorized officer,

By: /s/Brent R., Harris______________

Name: Brent R., Harris

Title: Managing Director

Date:

ALLIANZ GLOBAL INVESTORS DISTRIBUTORS LLC

By its authorized officer,

By: /s/Brian Jacobs______________

Name: Brian Jacobs

Title: Managing Director

Date: 9/21/2007

SCHEDULE A

Contract	Form Number

COLI VUL-2 Series Account (GWL&A)	J355
COLI VUL-2 Series Account (First GWL&A)	J355NY
COLI VUL-4 Series Account (GWL&A)	J500
COLI VUL-4 Series Account (First GWL&A)	J500NY

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